Exhibit 99.1




                           LETTER OF TRANSMITTAL
                                    for
                         12% Senior Notes Due 2003
                                     of
                             PREMIER PARKS INC.
                         Pursuant to the Prospectus
                            dated ________, 1995
                                     of
                             PREMIER PARKS INC.



         THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          ________, 1995, UNLESS EXTENDED (THE "EXPIRATION DATE").

                                   To:
                               Exchange Agent
                            ____________________

     By Hand Delivery                By Registered or                 By Overnight Delivery
                                      Certified Mail:

  United States Trust Company    United States Trust Company      United States Trust Company
           of New York                 of New York                       of New York
         65 Beaver Street      P.O. Box 844-Peter Cooper Station        770 Broadway
  New York, New York 10005        New York, NY 10276-0843         New York, New York 10003

   Attention: Ground Level                                        Attention: Corporate Trust
  Corporate Trust Operations                                              Operations

                                                                      Confirm by Telephone

                                                                         (800) 548-6565

                 For information with respect to
     the Offer, call Customer Service at the Exchange Agent:

                          (800) 548-6565

Delivery of this instrument to an address other than as set forth above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed.


          The undersigned acknowledges receipt of the Prospectus, dated ________, 1995 (the "Prospectus"), of PREMIER PARKS INC., a Delaware corporation (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal and the instructions hereto (which together with the Prospectus constitute the "Offer"), to exchange $1,000 principal amount of its 12% Senior Notes Due 2003 (the "New Notes") for each $1,000 principal amount of the outstanding 12% Senior Notes Due 2003 of the Company (the "Old Notes"), of which $90,000,000 aggregate principal amount is outstanding. Capitalized terms used herein but not defined herein have the meanings given to them in the Prospectus.

          The undersigned has completed the appropriate boxes below and signed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

          This Letter of Transmittal is to be used whether the Old Notes are to be physically delivered herewith, or whether guaranteed delivery procedures are being used, pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes."

          As also described under the caption "The Exchange Offer -- Procedures for Tendering Old Notes," with respect to holders of Old Notes for whom "Book-Entry Transfer" is available, although delivery of Old Notes may be effected through book-entry transfer at the "Book-Entry Transfer Facility," the Letter of Transmittal must, in any case other than as provided in the next sentence, be used. With respect to DTC and its participants, in lieu of using this Letter of Transmittal, electronic instructions must be sent to DTC in which the tendering holder acknowledges receipt of this Letter of Transmittal and agrees to be bound by the terms hereof.

            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the indenture governing the Old Notes and the New Notes) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Old Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of such Old Notes for exchange pursuant to the Offer, (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Offer, and (c) present such Old Notes for transfer on the register for such Old Notes.

          The undersigned acknowledges that prior to this Offer, there has been no public market for the Old Notes or the New Notes. If a market for the New Notes should develop, the New Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the New Notes on a national securities exchange and that there can be no assurance that an active market for the New Notes will develop.

          The undersigned also acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by any person receiving such New Notes whether or not such person is the holder thereof, (other than any such holder or other person which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of business of such holder or other person, such holder or other person is not engaged in or intending to engage in a distribution of New Notes, and such holders or other person has no arrangement with any person to participate in the distribution of such New Notes. See

"Morgan Stanley & Co., Inc.," SEC No-Action Letter (available June 5,
1991), and "Exxon Capital Holdings Corporation," SEC No-Action Letter (available May 13, 1988).

          If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Old Notes to be exchanged for New Notes were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          As provident in the Prospectus, any holder of Old Notes who is not eligible to participate in this Offer can elect to have such holder's Old Notes registered in a "shelf" registration statement. In order to make such election, each holder must check the appropriate box below. Such election must be made prior to the Expiration Date of this Offer in order for holders to elect to have a "shelf" registration effected.

          The Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of the Old Notes in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any provision of any applicable security law.

          The undersigned represents that (i) the New Notes acquired pursuant to the Offer are being obtained in the ordinary course of business of the undersigned or other person receiving such New Notes; (ii) neither the undersigned nor any such other person is engaged in or intends to engage in a distribution of such New Notes; (iii) neither the undersigned nor any such other person has any arrangement or understanding with any person to participate in a distribution of the New Notes; and (iv) neither the undersigned nor any such other person is an "affiliate", as defined under Rule 405 of the Securities Act, of the Company or, if such holder is such an affiliate, that such holder will comply with the registration and the prospectus delivery requirements of the Securities Act in connection with the disposition of any New Notes to the extent applicable.

          The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "Conditions to the Exchange Offer," to terminate the Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Offer.

          The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

          The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Old Notes tendered hereby cannot be withdrawn.

          The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

          The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Old Notes accrued up to the date of issuance of the New Notes.

          The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

          Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, please issue New Notes, and Old Notes not validly tendered or accepted for exchange, in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send New Notes, and Old Notes not validly tendered or accepted for exchange, to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Old Notes from the name of the Registered Holder thereof if the

Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

          All questions as to the validity, form, eligibility (including time of receipt) and withdrawal of the tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of this Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS (INCLUDING AS TO FINANCIAL STATUS) DESCRIBED HEREIN AND IN THE PROSPECTUS.


                              PLEASE SIGN HERE
                 (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (See instructions 1 and 3 and the following paragraph)

 X                                             ,
 ----------------------------------  ----------  -----
                                        Date

 X                                             ,
 ----------------------------------  ----------  -----
  Signature of Registered Holder(s)     Date

 Area Code and Tel. No.:
                        ------------------------------



This Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the certificate(s) for Old Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth the full title below. See Instruction 3.


 Name(s):
             --------------------------------------------------

             --------------------------------------------------
                           (Please Type or Print)


 Capacity:
             --------------------------------------------------
 Address:
             --------------------------------------------------
                             (Include Zip Code)

             [  ]  Check here if you are a holder who is not eligible
                   to participate in this Offer and are electing to have Old Notes held by you registered in a "shelf" registration statement. If you are checking this box, it is a condition to the Company's obligation to effect a "shelf" registration statement that you include herewith detailed documentation as to the facts and circumstances pursuant to which you are not eligible to participate in this Offer.

                            SIGNATURE GUARANTEE
                       (If required by Instruction 3)


Signature(s) Guaranteed by
an Eligible Institution:
                        ---------------------------------------------------
                            (Authorized Signature)


--------------------------------------------------------------------------
                               (Printed Name)


---------------------------------------------------------------------------
                                  (Title)


---------------------------------------------------------------------------
                               (Name of Firm)

Dated:
      ---------------------------------------------------------------------


          IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

          List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

                        DESCRIPTION OF OLD NOTES

               (i)                  (ii)            (iii)            (iv)


Name(s) and Address(es) of       Certificate      Aggregate       Principal
Holder(s)                         Number(s)       Principal         Amount
Please fill in the blank)         ---------        Amount         Tendered
-------------------------                        Represented*      --------
                                                 -----------





                                Total . . . . . . . . . . . .

* Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled "Aggregate Principal Amount Represented." See Instruction 8.


/ /  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 4):

     Name(s) of Registered Holder(s):
                                     --------------------------------------

     Date of Execution of Notice
       of Guaranteed Delivery:
                              ---------------------------------------------

     Name of Eligible Institution
       that Guaranteed Delivery:
                                -------------------------------------------

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

     Name:
          --------------------

     Address:
             -----------------
          --------------------

                       SPECIAL ISSUANCE INSTRUCTIONS
                       (See Instructions 3, 4 and 6)


To be completed ONLY if certificates for Old Notes in a principal amount not exchanged and/or certificates for New Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue and mail:
(check appropriate box(es)):

/ /  New Notes to:

/ /  Old Notes to:

Name(s)
          -----------------------------------------------------------------
                           (Please Type or Print)

          -----------------------------------------------------------------
                           (Please Type or Print)

Address/
Zip Code
          -----------------------------------------------------------------

          -----------------------------------------------------------------


Employer Identification or
Social Security Number
(Complete the Substitute Form W-9)
                                  -----------------------------------------

                       SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 3, 4 and 6)


To be completed ONLY if certificates for Old Notes in a principal amount not exchanged and/or certificates for New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on the Letter of Transmittal above or to such person or persons at an address other than that shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail or deliver:
(check appropriate box(es)):

/ /       New Notes to:

/ /       Old Notes to:

Name(s)
          -----------------------------------------------------------------
                           (Please Type or Print)

               ------------------------------------------------------------
                           (Please Type or Print)

Address/
Zip Code
          -----------------------------------------------------------------

               ------------------------------------------------------------


Employer Identification or
Social Security Number
(Complete the Substitute Form W-9)
                                  -----------------------------------------

                 TO BE COMPLETED BY ALL EXCHANGING HOLDERS
                            (See Instruction 5)


                      PAYOR'S NAME: PREMIER PARKS INC.



          SUBSTITUTE     Part 1 -- PLEASE       TIN:
          Form W-9       PROVIDE YOU TIN IN         ---------------------
                         THE BOX AT RIGHT AND      Social Security Number
                         CERTIFY BY SIGNING       Employer Identification
                         AND DATING BELOW.                         Number




          Department of the     CERTIFICATION--UNDER THE PENALTIES OF
          Treasury Internal     PERJURY, I CERTIFY THAT (1) the number
          Revenue Service       shown on this form is my correct taxpayer
                                identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject o backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true and correct.



SIGNATURE                      DATE                Part 2--
         ---------------------      --------------
                                                 Awaiting TIN / /

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                                INSTRUCTIONS

                  Forming Part of the Terms and Conditions
                                of the Offer


1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedure

          To be effectively tendered pursuant to the Offer, the Old Notes, together with a properly completed Letter of Transmittal, duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to 5:00 p.m. on the Expiration Date. If the beneficial owner of any Old Notes is not the Registered Holder, then such person may validly tender his or her Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the Registered Holder. Old Notes should be delivered only to the Exchange Agent and not to the Company or to any other person.

          The method of delivery of Old Notes and all other required documents to the Exchange Agent is at the election and risk of the holder, but if such delivery is by mail it is suggested that the holder use properly insured, registered mail with return receipt requested. Instead of delivery by mail, it is recommended that Old Notes and all other required documents be delivered by hand or by courier.

          If certificates for Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

          If a holder desires to tender Old Notes and such holder's Old Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Old Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the certificate numbers of such Old Notes (if available) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange ("NYSE") trading days after the

     Expiration Date, a duly executed Letter of Transmittal, together with the Old Notes, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal, a Notice of Guaranteed Delivery and Old Notes, in proper form for transfer, and all other required documents are received by the Exchange Agent within three NYSE trading days after the date of such telegram, facsimile transmission or letter.

2.  Withdrawal of Tenders.

     Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

     To be effective, a written or (for DTC participants) electronic ATOP transmission notice of withdrawal must (i) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (ii) specify the name of the person who tendered the Old Notes, (iii) contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the aggregate principal amount represented by such Old Notes, and (iv) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) (or with respect to DTC and participants, by electronic instructions through ATOP) or be accompanied by evidence sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special
Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written, or (for DTC participants) electronic ATOP transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of certificates for such Old Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn
Old Notes may be retendered by following one of the procedures described under "The Exchange Offer-Procedures for Tendering Old Notes" in the
Prospectus at any time on or prior to the applicable Expiration Date.

3.   Signatures on this Letter of Transmittal, Bond Powers and
     Endorsements; Guarantee of Signatures.

          If this Letter of Transmittal is signed by the Registered Holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

          If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

          When this Letter of Transmittal is signed by the Registered Holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless New Notes are to be issued, or certificates for any untendered principal amount of Old Notes are to be reissued, to a person other than the Registered Holder.

          If this Letter of Transmittal is signed by a person other than the Registered Holder or holders of any certificate(s) specified herein such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Registered Holder or holders appear(s) on the certificate(s).

          If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

          Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each an "Eligible Institution").

          Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

          Tendering holders should indicate in the applicable box the name and address to which certificates for New Notes and/or substitute certificates evidencing Old Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.   Tax Identification Number and Backup Withholding.

          Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with his correct taxpayer identification number, which, in the case of a holder who is an individual, is his social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest on the New Notes acquired pursuant to the Offer may be subject to backup withholding in an amount equal to 31% percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

          To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide his correct taxpayer identification number by completing the



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



Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or
(b) the Internal Revenue Service has notified the exchanging holder that such holder is no longer subject to backup withholding.

          Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal.

6.  Transfer Taxes.

          Holders tendering pursuant to the Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled "Special Issuance Instructions" in this Letter of Transmittal has been completed, or unless the securities to be received upon exchange are to be issued to any person other than the holder of the Old Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Old Notes for exchange and the Offer is not consummated, certificates representing the Old Notes will be returned to the holders at the Company's expense.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

7.  Inadequate Space.

     If the space provided herein is inadequate, the aggregate principal amount of the Old Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

8.   Partial Tenders.

               Tenders of Old Notes will be accepted only in integral multiples of $1,000. If tenders are to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes which are tendered in column (iv) of the "Description of Old Notes." In



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the case of partial tenders, new certificates representing the Old Notes in fully registered form for the remainder of the principal amount of the Old Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer.

          Unless otherwise indicated in column (iv) in the box labeled "Description of Old Notes," and subject to the terms and conditions of the Offer, tenders made pursuant to this Letter of Transmittal will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column (iii) of such box.

9.   Mutilated, Lost, Stolen or Destroyed Old Notes.

          Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  Requests for Assistance or Additional Copies.

          Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from Customer Service of the Exchange Agent at the telephone number set forth below.

                        Telephone: (800) 548-6565



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